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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 29, 2008
                         Date of earliest event reported

                      UTILICRAFT AEROSPACE INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                      333-128758                20-1990623
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
       incorporation)                                        Identification No.)

                              7339 Paseo Del Volcan
                          Albuquerque, New Mexico 87121
                    (Address of Principal Executive Offices)

                                  866-843-1348
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets

     This Current Report Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Utilicraft Aerospace Industries, Inc. (the "Company") on December 12, 2007 (the "Initial Form 8-K") . The sole purpose of this amendment is provide the unaudited pro forma financial information required by Item 9(b), which financial statements and information were excluded from the original filing in reliance on Items 9(a)(4) and 9(b)2, respectively of Form 8-K.


Item 9.01 Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     The unaudited pro forma balance sheet of Utilicraft Aerospace Industries, Inc. as of September 30, 2007 and the unaudited pro forma statements of operations for the nine months ended September 30, 2007 and the years ended December 31, 2006and 2005 (collectively, the "Pro Forma Financial Statements"), are attached hereto as Exhibit 99.1. The pro forma balance sheet as of September 30, 2007 gives effect to the sale of the Company's Freight Feeder Aircraft operations and discontinuation and exit of its Freight Feeder Aircraft operations, as if the sale of the Freight Feeder Aircraft operations and the discontinuation and exit of the Freight Feeder Aircraft operations had occurred on September 30, 2007. These unaudited pro forma condensed consolidated statements of operations give effect to the sale of the Company's Freight Feeder Aircraft operations and the discontinuation and exit of its Freight Feeder Aircraft operations, as if the sale of the Freight Feeder Aircraft operations and the discontinuation of the Freight Feeder Aircraft operations had occurred on September 30, 2007.

     The unaudited Pro Forma Financial Statements have been prepared by Utilicraft's management and are provided for informational purposes only. The unaudited Pro Forma Financial Statements do not purport to reflect the results of operations that would have existed or occurred had such transaction taken place on the date indicated, nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The unaudited Pro Forma Financial Statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company's historical financial statements and the notes thereto included in its Quarterly Report on Form 10-Q for the three months ended September 30, 2007 and in its Annual Report on Form 10-K for the year ended December 31, 2006.

(d) Exhibits

Exhibit N         Description
----------        --------------------------------------------------------------

  99.1 Unaudited pro forma balance sheet of Utilicraft Aerospace Industries, Inc. as of September 30, 2007 and unaudited pro forma statements of operations for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: February 29, 2008

                                           UTILICRAFT AEROSPACE INDUSTRIES, INC.

                                           By:  /s/ John J. Dupont
                                           ------------------------
                                           John J. Dupont
                                           Chief Executive Officer


















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                                  EXHIBIT INDEX


Exhibit No.   Description
----------    ------------------------------------------------------------------

  99.1 Unaudited pro forma balance sheet of Utilicraft Aerospace Industries, Inc. as of September 30, 2007 and unaudited pro forma statements of operations for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005.



































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